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                                                                EXHIBIT 10.24

               FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

        This First Amendment to Common Stock Purchase Agreement ("Amendment") is entered into as of the 9th day of December, 1996, by and between Cerus Corporation (formerly known as Steritech, Inc.), a California corporation ("Cerus"), and Baxter Healthcare Corporation, a Delaware corporation ("Purchaser").

        WHEREAS, Cerus and Purchaser are parties to a Common Stock Purchase Agreement, dated as of September 3, 1996 (the "Original Agreement");

        WHEREAS, the Registration Statement (as defined in the Original Agreement) has not yet become effective and Baxter desires that its termination rights be modified in light of this fact and in consideration of not exercising its rights under Section 7.14 of the Original Agreement;

        AND WHEREAS, Cerus and Purchaser wish to amend the Original Agreement accordingly;

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth Cerus and Purchaser agree that the following amendment shall be made to the Original Agreement, effective as of the date given above:

        1. Section 7.14 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

                 7.14    TERMINATION.    If the Registration Statement for the
                 IPO has not become effective before or on February 14, 1997, Purchaser in its sole discretion may elect to terminate this Agreement by providing written notice to the Company not later than February 21, 1997. These rights of termination are in addition to those rights provided Purchaser under Section 5 of this Agreement. In no event will Purchaser be liable to the Company for any expenses incurred in connection with the Registration Statement or the IPO. If the Registration Statement never becomes effective (either because the offering is withdrawn or otherwise), however, and the Company files a new registration statement for an initial public offering, the rights provided Purchaser under Section 4.2(b) of the Baxter Agreement shall be reinstated and shall apply to such offering pursuant to Section 4.2(b) of the Baxter Agreement.

        2. The phrase "this Agreement" as it appears in the Original Agreement or this Amendment shall be deemed to refer to the Original Agreement, as modified by this Amendment.

        3. Except as modified by this Amendment, the terms of the Original Agreement shall continue in full force and effect.

        4.      This Amendment shall be governed in all respects by the laws of the State of California.
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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

        CERUS CORPORATION
        2525 Stanwell Drive
        Concord, California 94520

        By: /s/ Stephen T. Isaacs
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              Stephen T. Isaacs

        Title: President
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        Date:  December 9, 1996
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        BAXTER HEALTHCARE CORPORATION
        One Baxter Parkway
        Deerfield, Illinois 60015

        By: /s/ Timothy B. Anderson
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             Timothy B. Anderson

        Title: Group Vice President
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        Date:  December 9, 1996
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